HEALTH BENEFITS DIRECT CORPORATION
150 N. Radnor-Chester Road, Suite B-101
Radnor, Pennsylvania 19087

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 17, 2009

To our stockholders:
     NOTICE HEREBY IS GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Health Benefits Direct Corporation (the “Company”) will be held at the offices of Morgan, Lewis & Bockius LLP located at 1701 Market Street, 9th Floor, Philadelphia, PA 19103-2921, on Thursday, December 17, 2009, at 9:00 a.m., Philadelphia, Pennsylvania time, for the following purposes:
1.	To elect 10 directors;

2.	To ratify the appointment of Sherb & Co., LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2009; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.
     Only stockholders of record at the close of business on November 16, 2009, the record date, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.
By Order of the Board of Directors,
Anthony R. Verdi
Chief Financial Officer, Chief Operating Officer and
acting principal executive officer
November 18, 2009

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY.

HEALTH BENEFITS DIRECT CORPORATION
150 N. Radnor-Chester Road, Suite B-101
Radnor, Pennsylvania 19087

PROXY STATEMENT

     This proxy statement is being furnished to the stockholders of Health Benefits Direct Corporation, a Delaware corporation (the “Company,” “we,” “us” or “our”), in connection with the solicitation by our board of directors of proxies for use at our 2009 Annual Meeting of Stockholders and any adjournments thereof (the “Annual Meeting”). The Annual Meeting will be held at the offices of Morgan, Lewis & Bockius LLP located at 1701 Market Street, 9th Floor, Philadelphia, PA 19103-2921, on Thursday, December 17, 2009, at 9:00 a.m., Philadelphia, Pennsylvania time. This proxy statement and the enclosed proxy card are being mailed to stockholders on November 24, 2009.
     The costs incidental to soliciting and obtaining proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to their principals, will be borne by us. Proxies may be solicited, without extra compensation, by officers and employees, both in person and by mail, telephone, facsimile or any other method of communication. We may employ an outside firm to assist in the solicitation of proxies and the cost, if any, for such services will be paid by us.
VOTING AT THE ANNUAL MEETING
Record Date; Proxies; Vote Required
     Only the holders of shares of our common stock, par value $0.001 per share (the “Common Shares”) and our Series A Convertible Preferred Stock, par value $0.001 per share (the “Preferred Shares,” and together with the Common Shares, the “Shares”), of record at the close of business on November 16, 2009 (the “Record Date”) are entitled to vote at the Annual Meeting. As of the Record Date, we had 41,279,645 Common Shares and 1,000,000 Preferred Shares outstanding. A majority of the Shares entitled to vote that are present in person or represented by proxy at the Annual Meeting will constitute a quorum for the transaction of business. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the Annual Meeting. Each holder of Common Shares is entitled to one vote for each Common Share owned of record by such stockholder on the Record Date with respect to each matter to be voted on at the Annual Meeting. Each holder of Preferred Shares is entitled to vote, with respect to any question upon which holders of Common Shares are entitled to vote, together with the holders of Common Shares as one class on an as-converted basis. Under the terms of the Series A Convertible Preferred Stock, each holder of Preferred Shares is entitled to vote the equivalent of twenty Common Shares for each Preferred Share owned of record by such stockholder on the Record Date with respect to each matter to be voted on at the Annual Meeting.
     All Shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting and not revoked will be voted in the manner specified on those proxies. If a properly executed proxy is received prior to the Annual Meeting and not revoked, but no instructions are given in the proxy, the Shares will be voted by the proxy agents FOR the proposal to elect to our board of directors the 10 nominees listed in this proxy statement, and FOR the proposal to ratify the appointment of Sherb & Co., LLP as our independent registered public accountants. A stockholder may revoke his or her proxy at any time before it is exercised by providing written notice to Anthony R. Verdi, our Chief Financial Officer, Chief Operating Officer and our acting principal executive officer, by delivery of a later-dated signed proxy or by voting in person at the Annual Meeting. There are no rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon at the Annual Meeting.
     Election as a director requires a plurality of the votes of the Shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. With respect to the approval of any other matter that may properly be brought before the Annual Meeting, the affirmative vote of a majority of Shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter is required to take action unless a greater percentage is required by our Certificate of Incorporation or Amended and Restated Bylaws.

     A properly executed proxy marked “Withhold From All” with respect to the election of the director nominees will not be voted with respect to such director nominees, although it will be counted for purposes of determining whether there is a quorum. For the purpose of determining the number of votes cast for approval of other matters to be voted on at the Annual Meeting, only those cast “for” or “against” will be included. Abstentions may be specified on any proposals other than the election of directors and are considered Shares entitled to vote on these matters and therefore will have the effect of a vote against these proposals. Broker non-votes are not considered Shares entitled to vote on the other proposals and therefore will not be taken into account in determining the outcome of the vote on these proposals. “Broker non-votes” occur when a nominee holding Shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
Security Ownership of Certain Beneficial Owners and Management
     The following table shows information known by us with respect to the beneficial ownership of our common stock and Series A Convertible Preferred Stock as of November 16, 2009, for each of the following persons:
•	each of our directors;

•	our named executive officers;

•	all of our directors, director nominees and executive officers as a group; and

•	each person or group of affiliated persons or entities known by us to beneficially own 5% or more of our common stock or Series A Convertible Preferred Stock.
     The number of Shares beneficially owned, beneficial ownership and percentage ownership are determined in accordance with the rules of the Securities and Exchange Commission. Under these rules, beneficial ownership includes any Shares as to which the individual or entity has sole or shared voting power or investment power and includes any Shares that an individual or entity has the right to acquire beneficial ownership of within 60 days of November 16, 2009 through the exercise of any warrant, stock option or other right. In computing the number of Shares beneficially owned by a person and the percentage ownership of that person, Shares underlying options and warrants that are exercisable within 60 days of November 16, 2009 are considered to be outstanding. To our knowledge, except as indicated in the footnotes to the following table and subject to community property laws where applicable, the persons named in this table have sole voting and investment power with respect to all Shares shown as beneficially owned by them. The following table is based on 41,279,645 Shares outstanding as of November 16, 2009. Unless otherwise indicated, the address of all individuals and entities listed below is Health Benefits Direct Corporation, 150 N. Radnor-Chester Road, Suite B-101, Radnor, Pennsylvania 19087.

	Number of Shares		Percent of
	Beneficially		Shares
Name of Beneficial Owner	Owned	Title of Class	Beneficially
Directors and Executive Officers:

Alvin H. Clemens	5,472,457 (1)	Common Stock	12.5%
Donald R. Caldwell	73,453,251 (2)	Common Stock	71.8%
	1,000,000 (3)	Series A Preferred Stock	100%
Warren V. Musser	1,135,000 (4)	Common Stock	2.7%
Robert J. Oakes	1,398,899 (5)	Common Stock	3.3%
John Harrison	466,750 (6)	Common Stock	1.1%
L.J. Rowell	400,600 (7)	Common Stock	1.0%
Paul Soltoff	345,000 (8)	Common Stock	*
Sanford Rich	305,000 (8)(9)	Common Stock	*
Frederick C. Tecce	73,603,251 (10)	Common Stock	71.9%
	1,000,000 (3)	Series A Preferred Stock	100%
Anthony R. Verdi	1,085,000 (11)	Common Stock	2.6%

	Number of Shares			Percent of
	Beneficially			Shares
Name of Beneficial Owner	Owned		Title of Class	Beneficially
Edmond Walters	161,633		Common Stock	*
All directors and executive officers as a group (11 persons)	83,922,428	(1)(2)(4)(5)(6) (7)(8)(9) (10)(11)	Common Stock	77.0%
	1,000,000	(3)	Series A Preferred Stock	100%

Holders of More than Five Percent of Our Common Stock:

The Co-Investment Fund II, L. P	73,453,251	(12)	Common Stock	71.8%
	1,000,000	(3)	Series A Preferred Stock	100%
Cumberland Associates LLC	3,339,113	(13)	Common Stock	7.8%

*	Less than 1%

(1)	Includes 1,000,000 shares held by The Clemens-Beaver Creek Limited Partnership, of which Alvin H. Clemens is the general partner. Mr. Clemens disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein. Also includes 100,000 shares held by Mr. Clemens’s minor children. Also includes 850,000 shares underlying options and 1,193,377 shares underlying warrants, all of which are exercisable within 60 days of November 16, 2009. Also includes 500,000 shares underlying warrants held by the Clemens-Beaver Creek Limited Partnership.

(2)	Includes 12,459,874 shares and 40,993,377 shares underlying warrants that are exercisable within 60 days of November 16, 2009 and 20,000,000 shares convertible at the option of the holder from Series A preferred stock within 60 days of November 16, 2009, which are beneficially owned by Co-Investment Trust II, L. P. (the “Fund”), designee of Cross Atlantic Capital Partners, Inc. Mr. Caldwell is a managing partner of Cross Atlantic Capital Partners, Inc. Mr. Caldwell is also a shareholder, director and officer of Co-Invest II Capital Partners, Inc., which is the general partner of Co-Invest Management II, L.P., which is the general partner of the Fund. Mr. Caldwell disclaims beneficial ownership of these securities, except to the extent of his pecuniary interest therein.

(3)	Represents securities owned by the Fund, the designee of Cross Atlantic Capital Partners, Inc., of which Frederick C. Tecce is the managing director and of which Donald R. Caldwell is managing partner. Mr. Caldwell is also a shareholder, director and officer of Co-Invest II Capital Partners, Inc., which is the general partner of Co-Invest Management II, L.P., which is the general partner of the Fund. Mr. Tecce and Mr. Caldwell disclaim beneficial ownership of these securities, except to the extent of their pecuniary interest therein.

(4)	Includes 440,000 shares underlying warrants and 675,000 shares underlying options, all of which are exercisable within 60 days of November 16, 2009.

(5)	Includes 1,000,000 shares underlying options, which are exercisable within 60 days of November 16, 2009.

(6)	Includes 250,000 shares underlying options and 86,750 shares underlying warrants, all of which are exercisable within 60 days of November 16, 2009.

(7)	Includes 200,000 shares underlying options that are exercisable within 60 days of November 16, 2009.

(8)	Includes 150,000 shares underlying options and 25,000 shares underlying warrants, all of which are exercisable within 60 days of November 16, 2009.

(9)	Includes 25,000 shares underlying warrants that are exercisable within 60 days of November 16, 2009.

(10)	Includes 50,000 shares underlying warrants that are exercisable within 60 days of November 16, 2009. Also includes 12,459,874 shares and 40,043,377 shares underlying warrants that are exercisable within 60 days of November 16, 2009 and 20,000,000 shares convertible at the option of the holder from Series A preferred stock within 60 days of November 16, 2009, which, are beneficially owned by the Fund, designee of Cross Atlantic Capital Partners, Inc. Mr. Tecce is a managing partner of Cross Atlantic Capital Partners, Inc. Mr. Tecce disclaims beneficial ownership of these securities, except to the extent of his pecuniary interest therein.

(11)	Includes 1,000,000 shares underlying options and 25,000 shares underlying warrants, all of which are exercisable within 60 days of November 16, 2009.

(12)	Includes 40,993,377 shares underlying warrants that are exercisable within 60 days of November 16, 2009. Excludes 1,000,000 shares of Series A Convertible Preferred Stock, which is convertible, at the sole option of the holder, into twenty shares of our common stock per share of Series A Convertible Preferred Stock.

(13)	Includes 1,522,352 shares underlying warrants that are exercisable within 60 days of November 16, 2009.

PROPOSAL 1: ELECTION OF TEN DIRECTORS
     Our board of directors is authorized to have up to 15 members. Our board of directors currently has eleven members and ten members are nominees for director at the Annual Meeting. These nominees are Donald R. Caldwell, John Harrison, Warren V. Musser, Robert J. Oakes, Sanford Rich, L.J. Rowell, Paul Soltoff, Frederick C. Tecce, Anthony R. Verdi and Edmond J. Walters. Mr. Alvin H. Clemens, who is currently a member of our board, is not a nominee for director at the Annual Meeting. Proxies may not be voted for a greater number of persons than the number of nominees named below. Each director to be elected will hold office until the next annual meeting of stockholders and until his or her successor is elected, or until the director’s death, resignation or removal.
     Each nominee has expressed his or her willingness to serve as a director if elected, and we know of no reason why any nominee would be unable to serve. The persons named as proxy agents in the enclosed proxy card intend (unless instructed otherwise by a stockholder) to vote for the election of the nominees. If a nominee is unable to serve as a director, the proxy agents intend to vote any alternative nominee designated by our board of directors. Alternatively, our board of directors may decide to reduce the number of directors.
     Set forth below is certain information with respect to each nominee to our board of directors.
Nominees for Terms Continuing Through our 2010 Annual Meeting of Stockholders
     Donald R. Caldwell, 63, has served as one of our directors and as our Co-Chairman of our board of directors since April 2008. Mr. Caldwell founded Cross Atlantic Capital Partners, Inc. in 1999, and presently serves as its Chairman and Chief Executive Officer. He has served as a Director at Rubicon Technology, Inc. since 2001, and at Diamond Management & Technology Consultants, Inc. (NASDAQ) since 1994. Mr. Caldwell is a Director and a member of the Compensation Committees of Quaker Chemical Corporation (NYSE), a provider of process chemicals and chemical specialties, and Voxware, Inc. (NASDAQ), a supplier of voice driven solutions. From 1996 to 1999, Mr. Caldwell was President and Chief Operating Officer and a Director of Safeguard Scientifics, Inc. Mr. Caldwell is a Certified Public Accountant in the State of New York.
     John Harrison, 66, has served as one of our directors since November 2005. He is a founding Partner and Executive Director of The Keystone Equities Group, Inc., a full service investment banking group and a registered NASD broker-dealer founded in 2003. Mr. Harrison also is a Managing Director of Covenant Partners, a hedge fund that invests in direct marketing services companies. In 1999, Mr. Harrison became a founding Partner of Emerging Growth Equities, Ltd., a full service investment banking and brokerage firm focused on raising capital for emerging technology companies addressing high-growth industry sectors. From 1985 to 2000, Mr. Harrison served as President of DiMark, a direct marketing agency that was subsequently acquired by Harte-Hanks in 1996. He also has held senior management positions with CUNA Mutual, RLI Insurance and CNA Insurance where he directed their direct marketing practice. Mr. Harrison was Chairman of the board of Professional Insurance Marketing Association (PIMA) and is on the advisory board of DePaul University’s Interactive and Direct Marketing Institute. He serves as a director of IXI Corporation, a database marketing company that uses proprietary wealth and asset information, and Solutionary, Inc., a full-service provider of managed security services.
     Warren V. Musser, 82, has served as one of our directors since January 2006 and as the Vice Chairman of our board of directors since March 2006. He also has served as President of The Musser Group, a financial consulting company, since 2001. Mr. Musser served as Chairman and Chief Executive Officer of Safeguard Scientifics, Inc. from 1953 until 2001. Mr. Musser is a director of Internet Capital Group, Inc. and Chairman of the board of directors of Telkonet, Inc. Mr. Musser serves on a variety of civic, educational and charitable boards of directors.
     Robert J. Oakes, 51, has served as one of our directors since August 2008. He has served as the President of our Atiam Technologies, LLC (now InsPro Technologies, LLC) subsidiary since our acquisition of the subsidiary on October 1, 2007. From 1986 until 2007 Mr. Oakes was President and Chief Executive Officer of the general partner of Atiam Technologies L.P., a software development and servicing company that developed, expanded and serviced products to serve the insurance and financial services markets. Mr. Oakes founded Atiam in 1986 and led the company’s effort to design and develop its flagship product, InsPro. InsPro is a state-of-the-art Insurance, Marketing, Administration, and Claim System that provides end-to-end insurance processing, technology and support, for a broad range of life, health, and disability products.

     Sanford Rich, 51, has served as one of our directors since April 2006. He is currently the Managing Director, Investment Banking for Matrix USA LLC and has held this position since May 2008. From 1995 to May 2008 Mr. Rich was Director, Senior Vice President and Portfolio Manager at GEM Capital Management Inc. From 1993 to 1995, Mr. Rich was a Managing Director of High Yield Finance, Capital Markets & North American Loan Syndicate, Sales and Trading at Citicorp Securities. From 1985 to 1993, he served as Managing Director of Debt Capital Markets at Merrill Lynch. From 1978 to 1985, Mr. Rich held various Analyst positions in numerous companies, including Cypress Capital Management, Inc. (Vice President and Analyst from 1983 to 1985), FIAMCO (Distressed/High Yield Bond Analyst from 1981 to 1983), Progressive Corporation (Financial Analyst from 1980 to 1981) and Prescott, Ball and Turben (Distressed/High Yield Bond Analyst from 1978 to 1980).
     L.J. Rowell, 77, has served as one of our directors since April 2006. He is a past President (1984-1996), Chief Executive Officer (1991-1996) and Chairman of the Board (1993-1996) of Provident Mutual Life Insurance Company, where he also held various other executive and committee positions from 1980 until his retirement in 1996. Mr. Rowell currently serves on the boards of directors of the Southeast Pennsylvania Chapter of the American Red Cross, The PMA Group, the American College, The Foundation at Paoli, and The Milton S. Hershey Medical Center. Mr. Rowell also has served on the Board of Trustees of The Pennsylvania State University as a business and industry trustee since 1992. In 1991, he served as the Chairman of the Major Business Division for the United Way of Southeastern Pennsylvania. Mr. Rowell also has served as chairman of The American Red Cross Ad Blood Campaign and has previously served on its Major Contributions Donor Campaign.
     Paul Soltoff, 55, has served as one of our directors since November 2005. He also has served as Chairman and Chief Executive Officer of SendTec, Inc. since its inception in February 2000. From 1997 until February 2000, Mr. Soltoff served as Chief Executive Officer of Soltoff Direct Corporation, a specialized direct marketing consulting company. From September 2004 until October 2005, Mr. Soltoff served as a director of theglobe.com.
     Frederick C. Tecce, 74, has served as one of our directors since August 2007. He currently serves as of counsel with Buchanan Ingersoll & Rooney. He was an attorney with Klett Rooney Lieber & Schorling when it joined Buchanan in 2006. Mr. Tecce also serves as of counsel to Cross Atlantic Capital Partners and has served on the investment committees of three of the funds managed by Cross Atlantic Partners. Mr. Tecce previously served as Senior Vice President and General Counsel of Academy Life Insurance Company. Mr. Tecce served on the transition team for Pennsylvania Governor Tom Ridge and was appointed by Governor Ridge to serve as a member of the board of the $50 billion Public School Employees Retirement System (PSERS), where he served as chairman of the Finance Committee until his retirement in September of 2001. He was appointed by U.S. Senator Rick Santorum to the Federal Judicial Nominating Committee where he served for several terms and also served on Dr. Robert Gallo’s Board of Visitors at the University of Maryland Institute for Human Virology. He has also served on the board of directors of several listed companies.
     Anthony R. Verdi, 60, has served as one of our directors since June 2008, as our Chief Financial Officer and Assistant Secretary since November 2005 and as our Chief Operating Officer since April 2008. From 2001 until November 2005, Mr. Verdi has provided consulting services to life, health and property and casualty insurance company agency and venture capital clients.
     Edmond J. Walters, 48, has served as one of our directors since April 2008. Mr. Walters is Founder and Chief Executive Officer of eMoney Advisor, a wealth planning and management solutions provider for financial advisors that was founded in 2000 and is now a wholly-owned subsidiary of Commerce Bancorp. Prior to forming eMoney Advisor in 2000, Mr. Walters spent more than 20 years in the financial services industry, advising high net worth clients. From 1983 to 1992 he was associated with Kistler, Tiffany & Company in Wayne, PA. In 1992, Walters helped found the Wharton Business Group, a financial advising firm, in Malvern, PA.
Our board of directors recommends a vote FOR each of the foregoing nominees.
Board of Directors and Committees
     Our board of directors currently is composed of Messrs. Clemens, Caldwell, Eissa, Harrison, Musser, Oakes, Rich, Rowell, Soltoff, Tecce, Verdi and Walters. Messrs. Clemens and Caldwell are the Co-Chairmen of our board of directors.

          Although our common stock is not listed on NASDAQ and, as a result, we are not subject to NASDAQ’s listing standards, we voluntarily strive to comply with such standards. As required under the NASDAQ listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by a company’s board of directors. Our board of directors, in applying the standards for independence as defined by Rule 4200(a)(15) of the NASDAQ listing standards and Rule 10A-3(b)(1)(ii) promulgated by the Securities and Exchange Commission, has affirmatively determined that Messrs. Harrison, Rich, Rowell, Tecce and Soltoff are “independent” directors.
Board and Committee Meetings
     During the year ended December 31, 2008, our board of directors held 7 meetings and 7 actions were taken by unanimous written consent. Pursuant to our Corporate Governance Guidelines, all directors are encouraged to attend special and Annual Meetings of stockholders. No director attended fewer than 75% of the aggregate of the total number of meetings of the board of directors and the total number of meetings held by all committees of the board on which each particular director served All of our current directors attended the 2008 Annual Meeting of Stockholders, with the exception of Mr. Rowell.
Board Committees
     Our board of directors has established an audit committee, a compensation committee and a nominating and governance committee. Pursuant to our Amended and Restated Bylaws, our board of directors may from time to time establish other committees to facilitate the management of our business and operations.
Audit Committee
     The members of our audit committee are Messrs. Caldwell, Rich and Rowell. Mr. Caldwell chairs the committee. The audit committee met 5 times during the fiscal year ended December 31, 2008. Our audit committee assists our board of directors in its oversight of:
•	the integrity of our financial statements;

•	our compliance with legal and regulatory requirements;

•	the evaluation of the performance of the independent auditors, including to determine whether to engage or dismiss the independent auditors and to monitor the independent auditors’ qualifications and independence; and

•	the preparation of the report required by the rules of the Securities and Exchange Commission to be included in our proxy statement.
     We believe that the composition of our audit committee meets the requirements for independence under the current requirements of the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission rules and regulations, and the functioning of our audit committee complies with the applicable requirements of the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission rules and regulations. Our board of directors has determined that Mr. Caldwell is an “audit committee financial expert,” as such term is defined in Item 407(d) of Regulation S-K promulgated by the Securities and Exchange Commission. A printed copy of the Charter of our Audit Committee may be obtained free of charge by writing to us at Health Benefits Direct Corporation, 150 N. Radnor-Chester Rd., Suite B-101, Radnor, Pennsylvania 19087.
Compensation Committee
     The members of our compensation committee are Messrs. Harrison and Rich. Mr. Harrison chairs the committee. The compensation committee did not meet during the fiscal year ended December 31, 2008. Specific responsibilities of our compensation committee include:
•	to establish and periodically review our compensation philosophy and the adequacy of compensation plans and programs for executive officers and our other employees;

•	to establish compensation arrangements and incentive goals for executive officers and to administer compensation plans;

•	to review the performance of the executive officers and award incentive compensation and adjust compensation arrangements, as appropriate, based on performance;

•	to review and monitor management development and succession plans and activities; and

•	to prepare the report on executive compensation required by the rules of the Securities and Exchange Commission to be included in our proxy statement.
     We believe that the composition of our compensation committee meets the requirements for independence under, and the functioning of our compensation committee complies with, the applicable requirements of the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission rules and regulations. A printed copy of the Charter of our Compensation Committee may be obtained free of charge by writing to us at Health Benefits Direct Corporation, 150 N. Radnor-Chester Rd., Suite B-101, Radnor, Pennsylvania 19087.
Nominating and Governance Committee
     The members of our nominating and governance committee are Messrs. Rowell, Harrison and Soltoff. Mr. Rowell chairs the committee. The nominating and governance committee met once during fiscal year ended December 31, 2008. Specific responsibilities of our nominating and governance committee include:
•	to identify individuals qualified to serve as members of our board of directors, to select, subject to ratification by our board of directors, the director nominees for the next annual meeting of stockholders, and to recommend to our board of directors individuals to fill vacancies on our board of directors;

•	to recommend to our board of directors the responsibilities of each board committee, the structure and operation of each board committee, and the director nominees for assignment to each board committee; and

•	to oversee our board of director’s annual evaluation of its performance and the performance of other board committees.
     Our board of directors has determined that the members of the nominating and governance committee meet the independence standard set forth by NASDAQ. A printed copy of the Charter of our Nominating and Governance Committee may be obtained free of charge by writing to us at Health Benefits Direct Corporation, 150 N. Radnor-Chester Rd., Suite B-101, Radnor, Pennsylvania 19087.
Certain Relationships and Related Party Transactions
     From the beginning of our last fiscal year until the date of this registration statement, there has been no transaction or series of similar transactions, nor is there currently proposed and transaction or series of similar transactions, to which we were, are, or would be a participant, in which the amount involved exceeded or would exceed $120,000 and in which any of our directors or executive officers, any holder of more than 5% of our common stock or any member of the immediate family of any of these persons or entities had or will have a direct or indirect material interest, other than the compensation and compensation arrangements (including with respect to equity compensation and board compensation) described below.
     We believe that we have executed all of the transactions described below on terms no less favorable to us than we could have obtained from unaffiliated third parties. It is our intention to ensure that all future transactions between us and our officers, directors and principal stockholders and their affiliates are approved by a majority of our board of directors, including a majority of the independent and disinterested members of our board of directors, and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties.

     We have engaged in the following transactions regarding sales of our common stock with our executive officers and directors, and with the beneficial holders of 5% or more of our common stock:
•	On January 3, 2008, we issued 75,000 shares of our unrestricted common stock to certain directors in accordance with the terms of our Non Employee Director Compensation Policy, which was valued in aggregate at $129,000 based on the closing price per share ($1.72) of our common stock on the OTCBB on January 3, 2008.

•	On March 31, 2008, we completed a private placement of an aggregate of 6,250,000 shares of our common stock and warrants exercisable for 6,250,000 shares of our common stock. We sold 6,250,000 investment units in the private placement, each investment unit consisting of one share of our common stock and a warrant to purchase one share of common stock. In connection with this private placement:
•	Co-Investment Trust II, L.P., designee of Cross Atlantic Capital Partners, Inc. purchased 5,000,000 investment units. Mr. Tecce and Mr. Caldwell, each of whom is one of our directors, are the managing partner and Chairman and Chief Executive Officer, respectively, of Cross Atlantic Capital Partners, Inc. Cross Atlantic Capital Partners is also a holder of more than 5% of our common stock.

•	Cumberland Associates LLC purchased 1,250,000 investment units. Cumberland Associates is a holder of more than 5% of our common stock.
•	On April 1, 2008, we issued 99,010 restricted shares of our common stock to Mr. Walters upon the effective date of his becoming one of our directors in accordance with the terms of our Non Employee Director Compensation Policy and our 2006 Omnibus Equity Compensation Plan. Mr. Walters’ shares were valued at $100,000 based on the $1.01 closing price of our common stock on the OTCBB on April 1, 2008 and will vest as follows: 33,003 shares on April 1, 2008; 33,003 additional shares on April 1, 2009; 33,004 shares on April 1, 2010.

•	On January 15, 2009 we completed a private placement with Co-Investment Fund II, L.P. for an aggregate of 1,000,000 shares of our Series A Convertible Preferred Stock, par value $0.001 per share, and warrants to purchase 1,000,000 shares of our Preferred Stock.
Code of Business Conduct and Ethics
     We adopted an Amended and Restated Code of Business Conduct and Ethics on January 28, 2008. Our Code of Business Conduct and Ethics, in accordance with Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K, constitutes our code of ethics for senior financial officers. Our Amended and Restated Code of Business Conduct and Ethics is intended to promote honest and ethical conduct, full and accurate reporting, and compliance with laws as well as other matters. A printed copy of our Amended and Restated Code of Business Conduct and Ethics may be obtained free of charge by writing to us at Health Benefits Direct Corporation, 150 N. Radnor-Chester Rd., Suite B-101, Radnor, Pennsylvania 19087.

Selection of Directors and Stockholder Nominations Process
     In connection with our proxy solicitation relating to an annual meeting of stockholders, our board of directors recommends a slate of nominees for election by our stockholders. In addition, our board of directors fills vacancies on our board of directors when necessary or appropriate. Recommendations or determinations of our board of directors are made after consideration of the recommendations of, and information supplied by, our nominating and governance committee as to the suitability of each individual, taking into account the criteria described below and other factors, including requirements for board committee membership. The nominating and governance committee considers candidates for board membership suggested by its members and other board members, as well as management and stockholders. The nominating and governance committee also may determine to retain third-party executive search firms to identify candidates from time to time.
     Our nominating and governance committee considers board candidates based on various criteria, such as their broad range of skills, expertise, industry and other knowledge, and business and other experience useful to the effective oversight of our business. Our board of directors and nominating and governance committee also seek members from diverse backgrounds so that our board of directors consists of members with a broad spectrum of experience and expertise and with a reputation for integrity. In determining whether to recommend a director for reelection, our nominating and governance committee also considers a director’s past attendance at meetings and participation in and contributions to the activities of the board of directors and committees of the board on which the director served.
     The nominating and governance committee will consider director nominees recommended by stockholders who submit the following information in writing to Health Benefits Direct Corporation, 150 N. Radnor-Chester Rd., Suite B-101, Radnor, PA 19087, Attn: Assistant Secretary, if such information is received at least 120 calendar days before the one-year anniversary of the date of mailing of our materials for the prior year’s annual meeting of stockholders:
•	the name and address of the recommending stockholder;

•	the name of the candidate and information about the candidate that would be required to be included in a proxy statement under the rules of the Securities and Exchange Commission;

•	information about the relationship between the candidate and the recommending stockholder;

•	the consent of the candidate to serve as a director; and

•	proof of the number of Shares that the recommending stockholder owns and the length of time the Shares have been owned.
     We may require any nominating stockholder or proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as one of our directors.
     Assuming that appropriate information has been provided on a timely basis as described above and in accordance with our Amended and Restated Bylaws, the nominating and governance committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Stockholder Communications to our Board of Directors
     Our board of directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Stockholders may send communications to our board of directors in writing, addressed to the full board of directors, individual directors or a specific committee of our board of directors, c/o Health Benefits Direct Corporation, 150 N. Radnor-Chester Rd., Suite B-101, Radnor, PA 19087, Attn: Assistant Secretary. Our board of directors relies on our Assistant Secretary to forward written questions or comments to the full board of directors, named directors or specific committees of our board of directors, as appropriate. General comments or inquiries from stockholders are forwarded to the appropriate individual, as appropriate.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF SHERB & CO., LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008
     The audit committee of our board of directors has appointed Sherb & Co., LLP as our independent registered public accountants for the fiscal year ending December 31, 2009 and has further directed that management submit the appointment of Sherb & Co., LLP as our independent registered public accountants for ratification by the stockholders at the Annual Meeting. Representatives of Sherb & Co., LLP are expected to be available at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.
     Neither our Amended and Restated Bylaws nor any other governing documents or law require stockholder ratification of the appointment of Sherb & Co., LLP as our independent registered public accountants. However, the audit committee is submitting the appointment of Sherb & Co., LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the audit committee will reconsider whether or not to retain Sherb & Co., LLP Even if the appointment is ratified, the audit committee, in its discretion, may direct the appointment of different independent registered public accountants at any time during the year if they determine that such a change would be in the best interests of our stockholders.
     The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote at the Annual Meeting on this proposal will be required to ratify the appointment of Sherb & Co., LLP Any abstentions will have the effect of votes against the proposal. Any broker non-votes will have no effect on the proposal.
     The following is a summary of the fees billed to us by Sherb & Co., LLP for professional services rendered for the fiscal years ended December 31, 2008 and 2007:

	2008	2007
Audit Fees (1)	$96,285	$79,000
Audit-Related Fees (2)	15,000	730
Tax Fees (3)	15,000	—
All Other Fees	—	—

Total Fees	$126,285	$79,730

(1)	Audit fees and audit related fees for the fiscal years ended December 31, 2008 and 2007 were for professional services rendered for the audits and interim quarterly reviews of our consolidated financial statements and services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	Audit-related fees for the fiscal year ended December 31, 2008 were for professional services rendered for the audit of the Company’s 401(k) plan. Audit-related fees for the fiscal year ended December 31, 2007 were for out of pocket expenses incurred for the audit of our consolidated financial statements.

(3)	Tax fees were for tax compliance, tax advice and tax planning.
Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accountants
     The audit committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.
Our board of directors recommends a vote FOR Proposal 2.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table summarizes the compensation paid to, awarded to or earned during the fiscal years ended December 31, 2008 and 2007 by our Chief Executive Officer and each of our two other most highly compensated executive officers whose total salary and bonus exceeded $100,000 for services rendered to us in all capacities during 2008. The executive officers listed in the table below are referred to in this report as our “named executive officers”. There were no non-equity incentive plan compensation or non-qualified deferred compensation earnings for any of the named executive officers for the fiscal years ended December 31, 2008 and December 31, 2007.

								All Other
					Stock Awards		Option Awards	Compensation
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)		($)		($) (8)	($) (9)	Total ($)

Alvin H. Clemens (1)	2008	343,269	—		—		313,542	32,649	689,460
Co-Chairman & fomer Chief Executive Officer	2007	360,577	—		—		41,250	39,301	441,127

Charles Eissa (2)	2008	264,423	—		150,000	(7)	7,188	20,408	442,018
President	2007	278,846	50,000	(10)	131,250	(7)	3,750	10,189	474,035

Richard Arenschield (3)	2008	18,500	—		—		—	—	18,500
Fomer Interim Chief Executive Officer	2007	—	—		—		—	—	—

Anthony R. Verdi (4)	2008	232,211	—		—		—	14,556	246,767
Principal Executive Officer, Chief Financial Officer & Chief Operating Officer	2007	235,577	25,000	(10)	—		35,700	13,842	310,119

Robert J. Oakes (5)	2008	250,000	—		—		—	23,075	273,075
President Atiam Technologies LLC	2007	—	—		—		—	—	—

Ivan M. Spinner (6)	2008	106,609	—		37,500	(7)	189,436	235,879	569,425
Senior Vice President	2007	356,731	—		131,250	(7)	156,186	13,727	657,893

(1)	Mr. Clemens has served as Co-Chairman of our board since April 1, 2008. Mr. Clemens served as Executive Chairman of our board of directors from January 2006 to March 2008 and as our Chief Executive Officer from December 2006 to March 2008.

(2)	Mr. Eissa was appointed as our President on November 18, 2005. Mr. Eissa served as Chief Operating Officer from November 18, 2005 to March 31, 2008.

(3)	Mr. Arenschield was appointed as our interim Chief Executive Officer on April 1, 2008 and resigned on April 3, 2008.

(4)	Mr. Verdi was appointed as our Chief Financial Officer on November 10, 2005, Chief Operating Officer on April 1, 2008 and Acting Principal Executive Officer on June 20, 2008.

(5)	Mr. Oakes was appointed as President of our subsidiary Atiam Technologies, LLC (now InsPro Technologies, LLC) on October 1, 2007 concurrently with the closing of our acquisition of Atiam.

(6)	Mr. Spinner was appointed as our Senior Vice President on April 3, 2006 concurrently with the closing of our acquisition of ISG. Mr. Spinner’s employment terminated on March 31, 2008.

(7)	Represents the dollar amount recognized for financial statement reporting purposes with respect to the applicable fiscal year in accordance with SFAS 123(R), under the modified prospective method. On February 15, 2007, we made restricted stock grants of 125,000 shares of our common stock to each of Mr. Eissa and Mr. Spinner in accordance with the terms of our 2006 Omnibus Equity Compensation Plan. These grants are subject to certain restrictions, including a restriction on transfer prior to the shares becoming fully vested. Mr. Eissa’s shares will vest as follows: 50,000 shares on the first anniversary of the grant date; 50,000 additional shares of the second anniversary of the grant date; 2,083 shares per month on the 15th day of each month beginning on March 15, 2009 through January 15, 2009; and 2,087 on the third anniversary of the grant date. Mr. Spinner’s shares vested as follows: 50,000 shares on the first anniversary of the grant date. Mr. Spinner’s remaining 75,000 unvested shares were forfeited effective with his termination. The value of the restricted stock grants were based on the closing price per share ($3.00) of our common stock on the OTCBB on the date of the grant. Stock award expense for the most recently completed two fiscal years pertaining to named executive officers is based on the value of the restricted stock grants amortized straight line over their vesting period.

(8)	Represents the dollar amount recognized for financial statement reporting purposes with respect to the applicable fiscal year in accordance with SFAS 123(R) under the modified prospective method. Stock option expense for the two most recently completed fiscal years pertaining to the named executive officers is based on the estimated fair value of the stock option as of the date of grant using the Black-Scholes option-pricing model amortized over the vesting period of the option or the duration of employment, whichever is shorter. Fair value is estimated based on an expected life of five years, an assumed dividend yield of 0% and the assumptions below.

			% of Fair
			Value
		Amount	Expensed in
		Expensed in	Financial				Closing
		Financial	Statements	Fair Value at	Number of	Option	Stock Price
		Statements	Based on	Date of Grant	Options	Exercise	on the Date	Date of	Expected	Risk Free
Name	Fiscal Year	$	Vesting	($)	Granted (#)	Price ($)	of Grant ($)	Grant	Volatility	Interest Rate

Alvin H. Clemens	2008	313,542	100%	313,542	550,000	1.01	1.01	4/1/2008	67.35%	1.42%
	2007	41,250	27.5%

Richard Arenschield	2008	—	—	—	—	—	—	—	—	—

Charles Eissa	2008	7,188	47.9%
	2007	3,750	25.0%
	2006	3,889	25.9%
	2005	173	1.2%	15,000	500,000	2.50	1.00	11/10/2005	25%	3.75%

Anthony R. Verdi	2008	—	—
	2007	35,700	34.0%
	2006	67,959	64.7%
	2005	1,341	1.3%	105,000	350,000	1.00	1.00	11/10/2005	25%	3.75%

Ivan M. Spinner	2008	189,436	44.5%
	2007	156,186	36.7%
	2006	79,759	18.8%	425,381	150,000	3.50	3.50	4/3/2006	111%	4.55%
     Effective January 1, 2006, we adopted the provisions of SFAS No. 123(R) under the modified prospective method. SFAS No. 123(R) eliminates accounting for share-based compensation transactions using the intrinsic value method prescribed under APB Opinion No. 25, “Accounting for Stock Issued to Employees,” and requires instead that such transactions be accounted for using a fair-value-based method. Under the modified prospective method, we are required to recognize compensation cost for share-based payments to employees based on their grant-date fair value from the beginning of the fiscal period in which the recognition provisions initially are applied. For periods prior to adoption, the financial statements are unchanged, and the pro forma disclosures previously required by SFAS No. 123, as amended by SFAS No. 148, will continue to be required under SFAS No. 123(R) to the extent those amounts differ from those in the Statement of Operations. Expense in 2006 pertaining to employee stock options for all named executive officers other than Mr. Spinner is recorded in salaries, commissions and related taxes. Expense pertaining to Mr. Spinner’s stock option is recorded in depreciation and amortization expense as part of the value of the employment and non-compete agreement acquired as a result of our acquisition of ISG.

(9)	All other compensation paid to our named executive officers in the fiscal year ended December 31, 2008 consisted of the following:

	Payments for	Company Paid		Company	Company Paid
	Personal Use of	Health, Life and		Matching of	Entertainment
	Auto and	Disabilitly		Employee 401(k)	and Meals ($)
Name	Equipment ($) (a)	Insurance ($) (b)	Severance ($) (c)	Contributions (d)	(e)	Total ($)

Alvin H. Clemens	13,200	19,449	—	—	—	32,649

Charles Eissa	9,150	7,850	—	2,172	1,236	20,408

Anthony R. Verdi	10,500	1,915	—	2,142	—	14,556

Robert J. Oakes	—	20,970	—	2,104	—	23,075

Ivan M. Spinner	3,554	4,406	226,385	1,294	240	235,879

(a)	Payments for personal use of auto and equipment represent the taxable portion of monthly auto allowances and company payments for cell phones and other equipment for the portion of our named executive officers’ personal use of automobiles, cell phones and other equipment. The portion of the $12,000 pertaining to business travel was considered a reimbursement for business expenses and excluded from compensation.

(b)	Company-paid health, life and disability insurance represents the cost of company-paid insurance premiums covering the named executive officers and, in the case of health insurance premiums, their dependents. We pay 100% of these insurance premiums for the named executive officers. Health insurance premiums vary based on several factors, including the age of the named executive officer and the number of their covered dependents.

(c)	Severance represents payments to Mr. Spinner for salary, auto and equipment allowances paid subsequent to his termination.

(d)	The Company implemented a 401(k) plan on January 1, 2007 and implemented an elective contribution to the Plan of 25% of the employee’s contribution up to 4% of the employee’s compensation, which were fully vested for the above named Executive Officers.

(e)	Company-paid lunches for the named executive officers.

(10)	Messrs. Eissa and Verdi each received a one time bonus in 2007.

Outstanding Equity Awards at Fiscal Year-End
     The following table sets forth information for the outstanding equity awards held by our named executive officers for the year ended December 31, 2008. The information below pertains to stock options, which were granted under the 2005 Incentive Stock Plan and the 2006 Omnibus Equity Compensation Plan, and restricted stock grants, which were granted in accordance with the terms of our 2006 Omnibus Equity Compensation Plan. The number of shares of stock that have not vested pertains to the February 15, 2007 restricted stock grant to the named executive officers below. The market value of the number of shares of stock that have not vested was based on the closing price per share ($0.08) of our common stock on the OTCBB on December 31, 2008.

	Option Awards					Stock Awards
Equity
Incentive
			Plan Awards:				Market
	Number of	Number of	Number of			Number of	Value of
	Securities	Securities	Securities			Shares or	Shares or
	Underlying	Underlying	Underlying			Units of	Units of
	Unexercised	Unexercised	Unexercised	Option		Stock That	Stock That
	Options	Options	Unearned	Exercise	Option	Have Not	Have Not
	(#)	(#)	Options	Price	Expiration	Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)

Richard Arenschield	—	—	—	—	—	—	—

Alvin H. Clemens	466,664 (1)	83,336		1.01	4/1/2018	—	—
	300,000 (2)	—	—	1.00	11/22/2015	—	—

Charles Eissa	385,400 (3)	114,600	—	2.50	11/9/2015	75,000	6,000

Anthony R. Verdi	350,000 (4)	—	—	1.00	11/09/2015	—	—

Robert J. Oakes	—	—	—	—	—	—	—

Ivan M. Spinner	—	—	—	—	—	—	—

(1)	Vesting occurs as follows; 300,000 shares were vested on April 1, 2008, 20,833 vested on May 1, 2008 and 20,833 shares vested or will vest on the first of each month thereafter through March 1, 2009, and 20,837 shares will vest on April 1, 2009.

(2)	Vesting occurs as follows; 200,000 shares vested on May 23, 2006, 150,000 shares on November 23, 2006, 12,500 shares on December 31, 2006 and on the last day of each month thereafter until November 30, 2007.

(3)	Vesting occurs as follows; 125,000 shares vested on November 10, 2006, 10,416 shares on December 31, 2006 and on the last day of each month thereafter until October 31, 2007, and 10,440 shares on December 31, 2008.

(4)	Vesting occurs as follows; 100,000 shares vested on May 10, 2006, 125,000 shares on November 10, 2006, 10,416 shares on December 31, 2006 and on the last day of each month thereafter until October 31, 2007, and 10,424 shares on December 31, 2008.

Employment, Severance and Other Agreements
Richard Arenschield
     On March 31, 2008, Mr. Clemens resigned as Chief Executive Officer, effective upon the later of April 1, 2008 and the business day immediately following the date on which we filed our Annual Report on Form 10-KSB with the SEC for the fiscal year ended December 31, 2007. Richard Arenschield was approved and appointed by our board of directors to serve as the interim Chief Executive Officer, effective immediately upon the April 2, 2008 effective date of Mr. Clemens’ resignation. Under the terms of a verbal agreement, Mr. Arenschield will be entitled to receive compensation for his services as interim Chief Executive Officer in the amount of $150,000 for a term of six months, payable in accordance with our ordinary payroll procedures, and an additional amount of $50,000 for living expenses, payable in accordance with a schedule to be determined by the board of directors. Mr. Arenschield resigned from the position of interim Chief Executive Officer on April 3, 2008.
Alvin H. Clemens and Ivan M. Spinner
     On November 27, 2007 we entered into amended and restated employment agreements with each of Alvin H. Clemens and Ivan M. Spinner. The employment agreements replaced and superseded the executives’ existing employment agreements. On March 28, 2008, Mr. Spinners’ employment as our Executive Vice President was terminated without cause. In accordance with Mr. Spinner’s amended and restated employment agreement Mr. Spinner is entitled to continue to receive his salary and benefits for a period of 18 months after his termination.
     On March 31, 2008, in connection with our March 31, 2008 private placement and Mr. Clemens’ resignation as our Chief Executive Officer and appointment as Co-Chairman of our Board of Directors, Mr. Clemens’ amended and restated employment agreement was terminated effective upon his resignation on April 1, 2008. In consideration of Mr. Clemens’ resignation as Chief Executive Officer and the termination of his existing Amended and Restated Employment Agreement, Mr. Clemens received incentive stock options to purchase 550,000 shares of our common stock. These options have a term of ten years and have an exercise per share equal to $1.01. The Company and Mr. Clemens had attempted to negotiate a new employment agreement governing the terms of Mr. Clemens’ position as Co-Chairman of the Board, which would provide Mr. Clemens with a one year term and a salary of $300,000 effective as of the date of Mr. Clemens’ resignation. The Company continues to pay Mr. Clemens a salary at an annualized rate of $300,000, together with employee benefits through March 31, 2009. Mr. Clemens employment, salary and benefits cease on March 31, 2009, after which point he will be compensated under our Non Employee Director Compensation Plan.
Charles A. Eissa
     Pursuant to a written employment agreement, Mr. Eissa served as our President and Chief Operating Officer through March 27, 2009. Pursuant to his employment agreement, his annual base salary was $214,200 per year through April, 1, 2006, was then increased to $250,000 through March 19, 2007, and then increased to $300,000 through March 31, 2008. In connection with the March 31, 2008 private placement, Mr. Eissa’s employment agreement was amended effective March 31, 2008 to revise Mr. Eissa’s annual base salary to $250,000 and to amend the term of his employment agreement to a one year term commencing March 31, 2008. On February 2, 2009, Mr. Eissa’s employment agreement was amended to amend the term of his employment agreement to a term of 13 months commencing on March 31, 2008 and ending on April 30, 2009.
     On March 27, 2009, Mr. Eissa and the Company agreed to a Separation of Employment and General Release Agreement whereby Mr. Eissa and the Company mutually agreed that Mr. Eissa’s employment terminated effective March 27, 2009 (“Separation Date”). Under the terms of the agreement the Company will continue to pay Mr. Eissa his current base salary for a period of fourteen (14) months after the Separation Date, less applicable tax withholding, which will be paid in equal installments in accordance with the Company’s normal payroll practices. The Company will provide Mr. Eissa with continued medical, dental and vision coverage at the level in effect as of the Separation Date until the end of the twelve (12)-month period following the Separation Date. In addition the Company agreed to vest effective with the Separation Date all remaining restricted common stock granted to Mr. Eissa on February 15, 2007 subject to the payment in cash of any withholding taxes to the Company, which would have vested between March 15, 2009 and February 15, 2010. Any stock option grants held by Mr. Eissa that are not vested as of the Separation Date shall be forfeited as of the Separation Date.

Anthony R. Verdi
     Pursuant to an amended and restated employment agreement Mr. Verdi serves as our Chief Financial Officer and Chief Operating Officer. Pursuant to his amended and restated employment agreement, his annual base salary was $225,000 per year through April, 1, 2006, was then increased to $250,000 through March 31, 2009 and, if not terminated, will automatically renew for one year periods. He is entitled to receive such bonus compensation as a majority of our board of directors may determine from time to time.
     In connection with the March 31, 2008 private placement, Mr. Verdi’s employment agreement was amended effective March 31, 2008 to revise Mr. Verdi’s annual base salary to $225,000 and to amend the term of his employment agreement to a one year term commencing March 31, 2008.
     In the event of Mr. Verdi’s termination without cause or for good reason, he or his estate would receive his then current base annual salary, plus unpaid accrued employee benefits, which is primarily accrued vacation, plus the continuation of his employee benefits for a period of 18 months, less all applicable taxes. In the event of his voluntary termination, death or disability, he or his estate would receive unpaid accrued employee benefits, plus the continuation of his employee benefits for a period of 1 month, less all applicable taxes.
Robert J. Oakes
     Pursuant to a written employment agreement with InsPro Technologies, LLC (formerly Atiam Technologies, LLC) Mr. Oakes serves as InsPro Technologies LLC’s President and Chief Executive Officer. Pursuant to his employment agreement, his annual base salary is $250,000 per year through October 1, 2010. He is entitled to receive such bonus compensation as may be determined by the Compensation Committee of the board of directors and such fringe benefits as are available to other executives of Health Benefits Direct Corporation. Mr. Oakes employment agreement shall be automatically extended for an additional one year term on October 1, 2010 and annually thereafter unless either party provides written notification to the other party of non-renewal no later than 60 days prior to the termination date of the agreement.
     In the event of Mr. Oakes’s termination without cause or for good reason, he or his estate would receive his then current base annual salary, plus unpaid accrued employee benefits, which is primarily accrued vacation, plus the continuation of his employee benefits for a period of 12 months, less all applicable taxes. In the event of his voluntary termination, death or disability, he or his estate would receive unpaid accrued employee benefits, plus the continuation of his employee benefits for a period of one month, less all applicable taxes.
     Pursuant to Mr. Oakes employment agreement, he is subject to a non competition and non-solicitation provision for a period of three years after October 1, 2007 or a period of one year following his termination, whichever is shorter.

Compensation of Directors
     The following table sets forth information concerning the compensation of all individuals who served on our board of directors during the fiscal year ended December 31, 2008. There were no non-equity incentive plan compensation or nonqualified deferred compensation earnings to any of our directors for the year ended December 31, 2008. Directors who are employees receive no additional or special compensation for serving as directors. All director compensation for Messrs. Clemens, Oakes and Verdi is included in the Summary Compensation Table.

	Fees Earned
	or		Option	All Other
	Paid in Cash	Stock Awards	Awards	Compensation	Total
Name	($) (1)	($) (2)	($) (3)	($) (4)	($)

Donald Caldwell	—	—	—	—	—

John Harrison	11,500	25,800	23,250	11,538	72,088

C. James Jensen	6,000	17,200	258,423	—	281,623

Warren V. Musser	9,000	17,200	—	—	26,200

Sanford Rich	15,000	25,800	176,197	13,644	230,641

L.J. Rowell	13,500	25,800	176,197	—	215,497

Paul Soltoff	10,500	17,200	23,250	—	50,950

Frederick Tecce	—	—	—	—	—

Edmond Walters	9,000	33,333	—	—	42,333

(1)	Represents board and committee meeting and retainer fees paid to our directors under our Non-Employee Director Compensation Plan.

(2)	Represents the dollar amount recognized for financial statement reporting purposed with respect to the applicable fiscal year n accordance with SFAS 123(R). Stock award expense paid to our directors under our Non Employee director Compensation Plan for the most recently completed fiscal year pertaining to directors, which is detailed by director in the following tables, was based on the closing price per share ($1.72) of our common stock on the OTCBB on the date of the grant.

	Date of	Number of Shares of		Aggregate Value of
	Stock Grant	Common Stock Granted	Value Per Share	Stock Granted
Donald Caldwell	—	—	—	—

John Harrison	1/3/2008	15,000	$1.72	$25,800

C. James Jensen (5)	1/3/2008	10,000	1.72	17,200

Warren V. Musser	1/3/2008	10,000	1.72	17,200

Sanford Rich	1/3/2008	15,000	1.72	25,800

L.J. Rowell	1/3/2008	15,000	1.72	25,800

Paul Soltoff	1/3/2008	10,000	1.72	17,200

Frederick C. Tecce	—	—	—	—

Edmond Walters	4/1/2008	99,010	1.01	100,000

(3)	Represents the dollar amount recognized for financial statement reporting purposes with respect to the applicable fiscal year in accordance with SFAS 123(R). Stock option expense for the most recently completed fiscal year pertaining to directors is based on the estimated fair value as of the date of grant using the Black-Scholes option-pricing model based on the terms of each option amortized over the vesting period of the option or the duration of board membership, whichever is shorter. Fair value was estimated based on an assumed dividend yield of 0% and the assumptions below.

		Fair Value
	Amount	Expensed in
	Expensed in	Financial
	Financial	Statements	Fair Value	Number of	Option	Stock Price			Risk Free	Expected	Assumed
	Statements	Based on	of Option	Options	Exercise	on the Date	Date of	Expected	Interest	Life in	Dividend
Name	($)	Vesting	Award ($)	Granted (#)	Price ($)	of Grant ($)	Grant	Volatility	Rate	years	Yield

John Harrison	23,250	31%	75,000	250,000	1.00	1.00	11/22/2005	25%	3.75%	4.5	0%

C. James Jensen	258,423	44%	587,324	200,000	3.60	3.60	04/27/2006	113%	4.66%	5	0%

Warren V. Musser	—	0%	193,264	250,000	1.00	1.00	01/11/2006	103%	3.75%	5	0%
	—	0%	896,542	425,000	2.70	2.90	03/14/2006	105%	3.75%	5	0%

L. J. Rowell	176,197	30%	587,324	200,000	3.60	3.60	04/27/2006	113%	4.66%	5	0%

Sanford Rich	176,197	30%	587,324	200,000	3.60	3.60	04/27/2006	113%	4.66%	5	0%

Paul Soltoff	23,250	31%	75,000	250,000	1.00	1.00	11/23/2005	25%	3.75%	4.5	0%

(4)	Mr. Harrison provided marketing consulting services to the Company pursuant to a verbal agreement from January 29, 2007 through March 31, 2008. Mr. Rich provided management consulting services from January 28, 2008 through March 6, 2008.

(5)	Mr. Jensen resigned from the board effective March 26, 2008.

The following table sets forth information concerning the aggregate number of options available for non-employee directors as of December 31, 2008.

Aggregate Number of
Options Available as of
December 31, 2008
Donald Caldwell	—

John Harrison	250,000

C. James Jensen	—

Warren V. Musser	675,000

Sanford Rich	200,000

L.J. Rowell	200,000

Paul Soltoff	150,000

Frederick C. Tecce	—

Edmond Walters	—
Director Compensation Plan.
     Directors who are employees receive no additional or special compensation for serving as directors. Non employee directors receive the following compensation under the terms of our Non Employee Director Compensation Plan:
•	Each non employee director will receive the following cash compensation
o	$5,000 annual retainer for each director

o	$2,000 annual retainer for the Audit Committee Chairperson

o	$1,000 annual retainer for the Compensation Committee Chairperson

o	$1,000 annual retainer for the Nominating and Governance Committee Chairperson

o	$1,000 meeting fee for each board meeting attending in person

o	$500 meeting fee for each committee meeting attending in person or via teleconference.
•	Each non employee director will receive the following equity compensation:
o	Upon election to the Board a newly elected director will receive a grant of restricted shares of Common stock under the 2008 Equity Compensation Plan with an aggregate fair market value of $100,000, as determined by the closing market price of the Company’s Common Stock on the date of the directors election to the Board., which shall vest in the following increments: (i) one-third on the date of the director’s election to the Board; (ii) one-third on the date of the first anniversary of the director’s election to the Board; (iii) one-third on the date of the second anniversary of the director’s election to the Board.

o	On a date specified by the Compensation Committee of the Board each director who serves as a director on that specified date will receive an annual grant of 10,000 fully vested shares of Common Stock granted under the 2008 Equity Compensation Plan.

o	On a date specified by the Compensation Committee of the Board each director who serves as a chairperson of a committee of the Board on that specified date will receive an annual grant of 5,000 fully vested shares of Common Stock granted under the 2008 Equity Compensation Plan.
     We also purchase directors and officers liability insurance for the benefit of our directors and officers as a group. We also reimburse our directors for their reasonable out-of-pocket expenses incurred in attending meetings of our board of directors or its committees. No fees are payable to directors for attendance at specially called meetings of the board.

NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT OR ANY PORTION OF THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT HEALTH BENEFITS DIRECT CORPORATION SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.
REPORT OF THE AUDIT COMMITTEE
     Our board of directors established an audit committee in January 2006, which was reconstituted in July 2006 to comply with the independence and other requirements under NASDAQ listing standards. Effective July 2006, our board of directors also adopted a written charter for the audit committee. Our audit committee oversees our financial reporting process on behalf of our board of directors.
     Our audit committee has reviewed and discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, the matters required to be discussed by Statement of Accounting Standards 61 (Codification of Statements on Auditing Standards), as may be modified or supplemented, and their judgments as to the acceptability of our accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards.
     Our audit committee has received from and discussed with Sherb & Co., LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The board of directors also discussed with Sherb & Co., LLP any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).
     Our audit committee reviewed and discussed with management the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008. In reliance on these reviews and discussions, our audit committee determined that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the Securities and Exchange Commission.
Respectfully submitted,
By the Audit Committee of the Board of Directors
Donald R. Caldwell
Sanford Rich
L. J. Rowell
November 18, 2009

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than ten percent of our common stock to file reports of beneficial ownership and changes in beneficial ownership of our common stock and any other equity securities with the Securities and Exchange Commission. Executive officers, directors, and persons who own more than ten percent of our common stock are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.
     Based solely on our review of the copies of Forms 3, 4, and 5 furnished to us, or representations from certain reporting persons that no Forms 3, 4 or 5 were required to be filed by such persons, we believe that all of our executive officers, directors, and persons who own more than ten percent of our common stock complied with all Section 16(a) filing requirements applicable to them during 2008 with the exception of: Robert Oakes, who inadvertently filed a late Form 3 to report his appointment to the board of directors on August 25, 2008; Edmond Walters, who inadvertently filed a late Form 3 to report his appointment to the board of directors on April 1, 2008 and a late Form 4 to report the purchase of 62,623 shares on July 15, 2008; and Charles Eissa, who inadvertently filed a late Form 4 to report the sale of 62,623 shares on July 15, 2008..
STOCKHOLDER PROPOSALS – 2010 ANNUAL MEETING
     Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with rules and regulations adopted by the Securities and Exchange Commission by mailing the proposals to Health Benefits Direct Corporation, 150 N. Radnor-Chester Rd., Suite B-101, Radnor, Pennsylvania 19087, Attn: Assistant Secretary. Any proposal that an eligible stockholder desires to have included in the proxy statement and presented at the 2010 annual meeting of stockholders will be included in our proxy statement and related proxy card if it is received by us no later than July 27, 2010. and if it complies with Securities and Exchange Commission rules regarding inclusion of proposals in proxy statements.
     Other deadlines apply to the submission of stockholder proposals for the 2010 annual meeting of stockholders that are not required to be included in our proxy statement under Securities and Exchange Commission rules. With respect to stockholder proposals relating to director nominations, see page 11 of this proxy statement. With respect to other stockholder proposals for the 2010 annual meeting, the deadline under regulations adopted by the Securities and Exchange Commission is October 10, 2010 (45 calendar days prior to the anniversary of the mailing date of this proxy statement). If a stockholder gives notice of such a proposal after this deadline, our proxy agents will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the 2010 annual meeting of stockholders.
OTHER MATTERS
     Our board of directors is not aware of any other matter not set forth herein that may be brought before the Annual Meeting. However, if any such other matters are properly brought before the meeting, it is the intention of the proxies to vote the Shares represented thereby in accordance with the recommendation of our board of directors on such matters.
By Order of the Board of Directors,
Anthony R. Verdi
Chief Financial Officer, Chief Operating Officer and
acting principal executive officer
Dated: November 18, 2009
Upon written request to Health Benefits Direct Corporation, 150 N. Radnor-Chester Rd., Suite B-101, Radnor, Pennsylvania 19087, Attn: Assistant Secretary, we will provide, without charge, to any stockholder solicited hereby, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008, including the financials and the schedules thereto. )

HEALTH BENEFITS DIRECT CORPORATION
150 N. RADNOR-CHESTER ROAD
SUITE B-101
RADNOR, PA 19087
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE -1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
IF YOU VOTE BY MAIL, PLEASE RETURN THIS CARD
PROMPTLY IN THE ENCLOSED POSTAGE-PAID
ENVELOPE SO THAT THESE SHARES CAN BE
REPRESENTED AT THE ANNUAL MEETING.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M17198-P85398	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HEALTH BENEFITS DIRECT CORPORATION			For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
			All	All	Except
The Board of Directors recommends that you vote FOR the following:
Vote on Directors			☐	☐	☐
1)	Election of the Nominees as Directors
Nominees:
	01) Donald R. Caldwell	06) L. J. Rowell
	02) John Harrison	07) Paul Soltoff
	03) Warren V. Musser	08) Frederick C. Tecce
	04) Robert J. Oakes	09) Anthony R. Verdi
	05) Sanford Rich	10) Edmond Walters

Vote On Proposal							For	Against	Abstain

2.	To ratify the appointment of Sherb & Co. LLP as Health Benefits Direct Corporation’s independent registered public accountants for the fiscal year ending December 31, 2009.						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD DECEMBER 17, 2009 AND PROXY STATEMENT OF HEALTH BENEFITS DIRECT CORPORATION.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.
  M17199-P85398
HEALTH BENEFITS DIRECT CORPORATION
Annual Meeting of Stockholders - DECEMBER 17, 2009

PROXY CARD	PROXY CARD
This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders on DECEMBER 17, 2009.
YOUR VOTE IS IMPORTANT! PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS CARD.
PROXY
The undersigned hereby appoints Anthony R. Verdi as Proxy, with full power of substitution, to appear on behalf of the undersigned and to vote all shares of common and preferred stock owned on the record date by the undersigned at the Annual Meeting of Stockholders to be held at the offices of Morgan, Lewis & Brockius LLP, located on the 9th floor at 1701 Market Street, Philadelphia, PA 19103-2921 on DECEMBER 17, 2009, at 9:00 a.m. local time, and at any adjournment or postponement thereof, upon all subjects that may properly come before the Annual Meeting, including the matters described in the notice of the 2009 Annual Meeting and proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card, hereby revoking any and all proxies heretofore given.
The proxies will vote FOR the proposal to elect to our board of directors the ten nominees listed in the proxy statement, and FOR the proposal to ratify the appointment of Sherb & Co. LLP as our independent registered public accountants, as described in the proxy statement if the applicable boxes are not marked, and, at their discretion, on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof. If the applicable boxes are marked and this proxy card is properly executed, the proxies will vote as directed. The proxies are also authorized to vote upon all other matters as may properly come before the meeting or any adjournment or postponement thereof, utilizing their own discretion as set forth in the notice of the 2009 Annual Meeting and the proxy statement.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE SIDE	SEE REVERSE SIDE